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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 15, 2006


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)

         MICHIGAN                       0-452                38-1093240
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(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)        Identification No.)


         100 EAST PATTERSON STREET
             TECUMSEH, MICHIGAN                              49286
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  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411



                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
            OR STANDARD; TRANSFER OF A LISTING.

         On November 15, 2006 we received a Nasdaq staff determination letter indicating that we had failed to comply with the filing requirements for continued listing set forth in Nasdaq's Marketplace Rule 4310(c)(14) and that our stock is therefore subject to delisting from The Nasdaq Global Market. Nasdaq issued the letter because we have delayed filing our Form 10-Q for the third quarter because we need additional time to close our books and evaluate the accounting for income taxes in our interim periods.

         We intend to appeal the Nasdaq staff determination. During the appeal process, which we expect will take four to six weeks, our stock will continue to be listed on Nasdaq. We plan to file our Form 10-Q for the third quarter before the appeal process is completed, which we would expect will resolve the matter and permit our stock to continue to be listed on Nasdaq.


ITEM 7.01   REGULATION FD DISCLOSURE.

         On November 15, 2006, we issued a press release about succession planning and our new financing arrangements, and on November 17, 2006, we issued a press release about our receipt of the Nasdaq letter. We are furnishing copies of both press releases as exhibits to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished with this report:

         Exhibit No.       Description

         99.1              Press release issued November 15, 2006

         99.2              Press release issued November 17, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TECUMSEH PRODUCTS COMPANY


Date: November 17, 2006             By  /s/ James S. Nicholson
                                        -----------------------------------
                                        James S. Nicholson
                                        Vice President, Treasurer and Chief
                                        Financial Officer

         NOTE: The information in Item 7.01 of this report and the related exhibits (Exhibits 99.1 and 99.2) is not to be deemed "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.



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                                  EXHIBIT INDEX

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

Exhibit No.       Description
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
99.1              Press release issued November 15, 2006

99.2              Press release issued November 17, 2006
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